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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 1999

                              REPUBLIC BANCORP INC.
             (Exact name of registrant as specified in its charter)


             Michigan                      0-15734             38-2604669
 (State or other jurisdiction of      (Commission File No.)  (IRS Employer
          incorporation)                                     Identification No.)

                  1070 East Main Street, Owosso, Michigan 48867
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 725-7337

          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Merger

         On May 17, 1999, D&N Financial Corporation, a Delaware corporation ("D&N"), merged with and into Republic Bancorp Inc., a Michigan corporation ("Republic"), pursuant to the Agreement and Plan of Merger dated December 1, 1998 between D&N and Republic.

         D&N stockholders will receive 1.82 shares of Republic common stock in exchange for each share of D&N common stock, plus cash instead of any fractional share. The cash paid for any fractional share will be in an amount equal to such fraction multiplied by $12.25, the closing price of Republic common stock on May 14, 1999, the trading day immediately prior to the merger's completion. Republic stockholders will continue to own their existing shares of Republic common stock. D&N stockholders will own about 42% of the combined company's common stock and Republic stockholders will own about 58% of the combined company's common stock.

         The merger will be treated as a "tax-free" reorganization and as a pooling-of-interests for accounting purposes, which means that D&N and Republic will be treated as if they had always been combined for accounting and financial reporting purposes. Under pooling-of-interests accounting, D&N stockholders will be deemed to have combined their existing interests in D&N with that of Republic stockholders by exchanging their shares of D&N common stock for shares of Republic common stock. Accordingly, the book value of the assets, liabilities and stockholders' equity of D&N, as reported on its consolidated balance sheet, will be carried over to the consolidated balance sheet of the combined company at their recorded amounts and no goodwill will be created. The combined company will be able to include in its consolidated income the consolidated income of D&N and Republic for the entire fiscal year in which the merger occurs (however, certain expenses incurred to effect the merger must be treated as current charges against income rather than adjustments to the balance sheet), and the reported income of the separate entities for prior periods will be combined and restated as income of the combined company.

Directors following the merger

         In connection with the merger, the size of Republic's Board of Directors was increased to 25 persons. Upon completion of the merger all 10 directors of D&N, Joseph C. Bromley, George J. Butvilas, Mary P. Cauley, Steven Coleman, Stanley A. Jacobson, Randolph P. Piper, Kenneth D. Seaton, B. Thomas M. Smith, Jr., Peter Van Pelt and Steven E. Zack, were appointed to Republic's Board of Directors to fill the directorships created by the increase in the size of Republic's Board.

         The size of the executive committee of Republic's Board of Directors has been increased to nine. Its members are Jerry D. Campbell (Chairperson), Dana M. Cluckey, Howard J. Hulsman, Gary Hurand, Dennis J. Ibold, Jeoffrey K. Stross, M.D., George J. Butvilas, B. Thomas M. Smith, Jr. and Stanley A. Jacobson. The Audit Committee of Republic's Board of Directors now consists of ten directors. Its members are Howard J. Hulsman (Chairperson), Richard J. Cramer (Vice-Chairperson), George A. Eastman, D.D.S., Gary Hurand, John J. Lennon, Sam H. McGoun, Isaac J. Powell, M.D., Peter Van Pelt, B. Thomas M. Smith, Jr., and Steven E. Zack. The Personnel, Compensation and Nominating Committee of Republic's Board of Directors now consists of seven directors. Its members are Jeoffrey K. Stross


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(Chairperson), George E. Eastman, D.D.S., Howard J. Hulsman, Dennis J. Ibold,
Kelley E. Miller, Mary P. Cauley, and Steven Coleman. Jerry D. Campbell is a member ex officio.

Executive officers following the merger

         Mr. Jerry D. Campbell is the Chairman of the Board and Chief Executive Officer of Republic, Mr. George J. Butvilas is the Vice-Chairman of the Board of Republic, and Mr. Dana M. Cluckey is the President and Chief Operating Officer of Republic.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

         (i) Included with this Current Report on Form 8-K as Exhibit 99.1 are (A) the report dated January 21, 1999 of PricewaterhouseCoopers LLP, independent auditors, on the consolidated financial statements of D&N Financial Corporation; (B) consolidated statements of condition of D&N Financial Corporation as of December 31, 1998 and 1997; (C) consolidated statements of income of D&N Financial Corporation for the years ended December 31, 1998, 1997 and 1996; (D) consolidated statements of stockholders' equity of D&N Financial Corporation for the years ended December 31, 1998, 1997 and 1996; (E) consolidated statements of cash flows of D&N Financial Corporation for the years ended December 31, 1998, 1997 and 1996; and (F) notes to such consolidated financial statements of D&N Financial Corporation.

         (ii) Included with this Current Report on Form 8-K as Exhibit 99.2 are (A) unaudited condensed consolidated statements of condition of D&N Financial Corporation as of March 31, 1999; (B) unaudited condensed consolidated statements of income of D&N Financial Corporation for the three months ended March 31, 1999 and 1998; (F) unaudited condensed consolidated statements of changes in stockholders, equity of D&N Financial Corporation for the three months ended March 31, 1999 and 1998; (D) unaudited condensed consolidated statements of cash flows of D&N Financial Corporation for the three months ended March 31, 1999 and 1998; and (E) notes to such unaudited condensed consolidated financial statements of D&N Financial Corporation.

         (b)      Pro Forma Financial Information.

                  It is impracticable for the registrant to provide any of the pro forma financial information with respect to the registrant and D&N Financial Corporation required under Article 11 of Regulation S-X at this time. The registrant shall file such pro forma financial information under cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in any event not later than July 30, 1999.

         (c)      Exhibits.


       Exhibit Reference
            Number               Exhibit Description

              3.1 Second Restated Articles of Incorporation of Republic Bancorp Inc.*

              3.2             Bylaws, as amended, of Republic Bancorp Inc.*

             23.1             Consent of PricewaterhouseCoopers LLP*

             99.1 Financial statements of D&N Financial Corporation as follows: (A) the report dated January 21, 1999 of PricewaterhouseCoopers LLP, independent auditors, on the consolidated financial statements of D&N Financial Corporation; (B) consolidated statements of condition of D&N Financial Corporation as of December 31, 1998 and 1997; (C) consolidated statements of income of D&N Financial Corporation for the years ended December 31, 1998, 1997 and 1996; (D) consolidated statements of stockholders' equity of D&N Financial Corporation for the years ended December 31, 1998, 1997 and 1996; (E) consolidated statements of cash flows of D&N Financial Corporation for the years ended December 31, 1998, 1997 and 1996; and (F) notes to such consolidated financial statements of D&N Financial Corporation.

              99.2 Financial statements of D&N Financial Corporation as follows: (A) unaudited condensed consolidated statements of condition of D&N Financial Corporation as of March 31, 1999; (B) unaudited condensed consolidated statements of income of D&N Financial Corporation for the three months ended March 31, 1999 and 1998; (C) unaudited condensed consolidated statements of changes in stockholders' equity of D&N Financial Corporation for the three months ended March 31, 1999 and 1998; and (E) notes to such unaudited condensed consolidated financial statements of D&N Financial Corporation.


              99.3 Agreement and Plan of Merger dated as of December 1, 1998 by and between Republic Bancorp Inc. and D&N Financial Corporation (incorporated by reference to Exhibit 2.1 of the registrant's Current Report on Form 8-K dated December 1, 1998 filed with the Securities and Exchange Commission on December 4, 1998 (file no. 0-21223)).
--------------------------------
* Filed herewith

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC BANCORP INC.



Date:    May 28, 1999             By:  /s/ Thomas F. Menacher
                                       -----------------------------------------
                                       Name: Thomas F. Menacher
                                       Its:  Executive Vice President, Treasurer
                                             and Chief Financial Officer

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